EXHIBIT 10(b)


                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
First Citicorp Life Insurance Company:

We consent to the use of our report included herein and to the reference of our firm under the heading "Financial Statements" in the Prospectus and under the heading "Experts" in the Registration Statement for First Citicorp Life Variable Annuity Separate Account.

Our report dated April 18, 1997, covering the financial statements of First Citicorp Life Insurance Company, contains an explanatory paragraph which states that the financial statements are presented in conformity with accounting practices prescribed or permitted by the State of New York Department of Insurance. These practices differ in some respects from generally accepted accounting principles. The financial statements do not include any adjustments that might result from the differences.


                                      /s/KPMG Peat Marwick LLP




Chicago, Illinois
April 28, 1997